UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2005

Checkers Drive-In Restaurants, Inc.

(Exact name of Registrant as specified in its charter)

Commission file number 0-19649

Delaware	58-1654960
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer identification no.)

4300 West Cypress Street Suite 600 Tampa, FL	33607
(Address of principal executive offices)	(Zip code)

(813) 283-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. REGULATION FD DISCLOSURE.

At the Integrated Corporate Relations X Change Conference held on Thursday, January 13, 2005 at 7:00 p.m. EST, the Chief Executive Officer and President of Checkers Drive-In Restaurants, Inc., Keith Sirois, and the Chief Financial Officer, Pat Plumley, discussed the company’s operating results. After the delivery of prepared remarks, Mr. Sirois noted the following preliminary information regarding the company’s fourth quarter results. Those preliminary results indicated that: (a) company owned same store sales during the fourth quarter of the company’s 2004 fiscal year increased 12.3% over the same quarter in the company’s 2003 fiscal year; (b) company owned same store sales during the company’s 2004 fiscal year increased 10.8% over the company’s 2003 fiscal year results; (c) franchisee owned same store sales during the fourth quarter of the 2004 fiscal year increased 8.0% over the same quarter in the company’s 2003 fiscal year; and (d) franchisee owned same store sales during the 2004 fiscal year increased 6.8% over 2003 fiscal year results.

Mr. Sirois noted that, based on preliminary information, 104 franchisee owned stores had annual sales in excess of $1,000,000 compared to 63 stores three years ago. Additionally, one franchisee owned restaurant had annual sales for its 2004 fiscal year in excess of $2,000,000.

Mr. Sirois also indicated that: he anticipates that the company’s 2004 average unit volume (i.e. the average annual sales generated at system wide Checkers’ restaurants) will be approximately $800,000 for the company’s 2004 fiscal year; the company will remodel 30 restaurants in 2005 (and the company’s largest franchisee will re-model 110 restaurants); and the company’s food, paper and labor costs for the fourth quarter of 2004 would show favorable improvements.

You can access the company’s website at www.checkers.com where you can listen to Mr. Sirois’ and Mr. Plumley’s remarks in their entirety. The home page of the company’s web site contains a link to the replay of the presentation.

The information in this Report is furnished pursuant to Item 7.01 of this Form 8-K. Consequently, it is not deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references this Form 8-K.

SAFE HARBOR STATEMENTS UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: Forward- looking statements made during the referenced conference, including, without limitation, statements about the company’s fourth quarter results of operations for the company’s 2004 fiscal year are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that such forward-looking statements are subject to uncertainties, as the results of the company’s fourth quarter have not yet been finalized.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Checkers Drive-In Restaurants, Inc.
(Registrant)

Date: January 14, 2005	By:	/s/ Keith Sirois
Chief Executive Officer and President